Exhibit (a)(1)(iii)

Форма договора купли-продажи акций для использования акционерами – физическими лицами или юридическими лицами, Proforma share purchase agreement for individuals or legal entities, whose Common Shares are registered with a personal account in the Обыкновенные акции которых учитываются на лицевых счетах в register. The execution procedure is described in the Instructions to the Common Shares Letter of Transmittal and the Tender Offer Memorandum. In case any amendments are introduced to this Proforma, an amended version will be promptly placed on this web-site (http://www.mtsgsm.com/information/program/). реестре. Порядок подписания договора установлен в инструкции к Заявке на продажу Обыкновенных акций и Меморандуме. В случае внесения в настоящую форму изменений измененная версия будет немедленно размещена на настоящем сайте (http://www.company.mts.ru/comp/ir/programma/). ДОГОВОР КУПЛИ-ПРОДАЖИ АКЦИЙ № / SHARE PURCHASE AGREEMENT No. Настоящий договор купли-продажи акций заключен «_ » 2017 г. между: This share purchase agreement is made and entered into on , 2017, by and between: Гражданином/гражданкой , a citizen of (Ф.И.О. полностью): , passport series registered , No. , at паспорт серии № выдан , date and place of birth , , зарегистрированным(-ой) по hereinafter referred to as the “Seller” on the one hand, адресу: , , дата и место рождения именуемым в стороны, дальнейшем «Продавец», с одной ИЛИ1 OR2 , a legal entity incorporated and , юридическим лицом, учрежденным и действующим в соответствии с acting under the laws of , , законодательством местом , с по having its registered office at: нахождения represented by , acting on the basis of адресу: , в лице , hereinafter referred to as the , действующего на основании “Seller” on the one hand, ,именуемымвдальнейшем «Продавец», с одной стороны, и and Обществом с ограниченной ответственностью Stream Digital, LLC, a legal entity incorporated and acting under the laws of the Russian Federation, registered under registration number 5157746197791, having its registered office at: 51/4, building 2, Shchepkina street, Moscow, Russian Federation, 129110, represented by Limited Liability Company “NRC Stock Market” (professional securities market participant license number №045-13679-100000 of June 21, 2012, authorising brokerage activities), acting «Стрим Диджитал», юридическим лицом, учрежденным и действующим в соответствии с законодательством регистрационным Российской номером Федерации, с 5157746197791, имеющим зарегистрированный офис по адресу: Российская Федерация, г. Москва, ул. Щепкина, дом 51/4, стр. 2 (129110), в лице Общества с ограниченной ответственностью «НРК Фондовый Рынок» (лицензия профессионального участника рынка ценных бумаг на осуществление брокерской деятельности №045-13679-100000 от 21 июня 2012 года), действующего на основании доверенности от on the basis of the power of attorney dated 201 , in turn represented by , , acting on the basis of _, hereinafter referred to as the « » 201 г., в лице “Purchaser” on the other hand, , действующего на основании , именуемой в дальнейшем «Покупатель», с другой стороны, (Продавец и Покупатель в дальнейшем совместно именуются «Стороны» и каждый по отдельности «Сторона»). ПОСКОЛЬКУ в результате принятия Продавцом решения о продаже Акций (как этот термин определен ниже) в соответствии с условиями (The Seller and the Purchaser are hereinafter jointly referred to as the “Parties”, and individually as a “Party”). WHEREAS, as a result of the Seller`s decision to sell the Shares (as defined below) pursuant to the terms of the Tender Offer Memorandum dated January [17], 1 Необходимо заполнить соответствующую в зависимости от того является ли продавец юридическим лицом или нет. 2 You need to fill in the relevant columns depending on whether the seller is a legal entity or not. Individuals and legal entities – Register 1

Меморандума от [17] января 2017 г. 2017 (the “Tender Offer Memorandum”), the Common Stock Letter of Transmittal filed by the Seller and announcement of the results of the tender offer, the Seller is obliged to sell the Shares to the Purchaser and the Purchaser is obliged to purchase the Shares from the Seller; NOW, THEREFORE, the Parties hereby execute this agreement (the “Agreement”) pursuant to the Tender Offer Memorandum subject to the conditions thereof: («Меморандум»), заявкой Продавца и объявлением результатов Программы приобретения, Продавец обязан продать Акции Покупателю, а Покупатель обязан приобрести Акции у Продавца; ПОСТОЛЬКУ Стороны подписывают настоящий договор («Договор») в соответствии с Меморандумом о нижеследующем: Статья 1 Предмет Договора Clause 1 Subject matter of the Agreement 1.1 Продавец обязуется передать в 1.1 The Seller shall sell and transfer to the собственность Покупателя, а Покупатель обязуется принять и оплатить следующие именные акции («Акции»): Purchaser and the Purchaser shall accept and purchase, the following securities (hereinafter referred to as “Shares”) : • • Тип Акций: акции обыкновенные именные; Эмитент: Публичное акционерное общество «Мобильные ТелеСистемы», учрежденное в соответствии с законодательством Российской Федерации, ОГРН 1027700149124, с местом нахождения по адресу: Российская Федерация, 109147, г. Москва, ул. Марксистская, д. 4; Номинальная стоимость одной Акции: 0,1 руб.; Государственный регистрационный номер выпуска Акций: 1-01-04715-A; Количество Акций: ( ). • • Type of Shares: common registered shares; Issuer: Public Joint Stock Company Mobile TeleSystems, established under the laws of the Russian Federation, located at: 4 Marksistskaya street, Moscow, 109147, Russian Federation, with main state registration number(OGRN) 1027700149124; Nominal value of each Share: 0.1 Ruble; State registration number of the Share issue: 1-01-04715-A; Number of Shares: (_ ). • • • • • • 1.2 Покупатель обязуется уплатить Продавцу 1.2 The Purchaser shall pay to the Seller the покупную цену в размере purchase price in the amount of (_ ) рублей за одну Акцию. Общая (_ ) rubles. The total purchase price equals покупная цена Акций составляет ( ) rubles (the “Total (_ ) рублей («Общая цена»). Обязательства Сторон Price”). Clause 2 Статья 2 Transfer of title to the Shares 2.1 2.1.1 Покупатель обязуется: Уплатить Продавцу Общую цену не позднее 2.1 The Purchaser shall: 2.1.1 Pay to the Seller the Total Price by no later than чем на 5-й (пятый) рабочий день в Российской Федерации с момента зачисления Акций на лицевой счет Покупателя в реестре владельцев ценных бумаг Эмитента («Реестр»), указанный в п. 6.2 Договора. Оплата Акций осуществляется в рублях путем перечисления суммы Общей цены на счет Продавца в уполномоченном банке, указанный в п. 6.1 Договора, либо, в случае, указанном в п. 2.2 ниже, на счет on the 5th (fifth) Russian business day following the date when the Shares are credited to the Purchaser's account with the register of the Issuer’s share owners (the “Register”) indicated in Clause 6.2 hereof. The payment of the Total Price is to be made in rubles by wire transfer to the Seller's account in an authorized bank, details of which are set forth in Clause 6.1 hereof, or, in the case set forth in Clause 2.2, to the account notified by the Seller to the Purchaser in writing. Transfers of payments for the Shares by Joint Stock Company “Independent Registrar Company”, acting as the Purchaser’s “payment agent”, shall herewith be deemed proper discharge of the Purchaser’s obligations hereunder. Продавца, Продавца платежей обществом указанный в письменном уведомлении Покупателю. При этом осуществление в счет оплаты Акций Акционерным «Независимая регистраторская компания», выступающим в качестве «платежного агента» Покупателя, является надлежащим исполнением обязательств Покупателя по настоящему Договору. 2.2 Продавецподтверждает,чтореквизиты 2.2 The Seller confirms that the details of the bank банковскогосчетавуполномоченномбанке, указанные в п. 6.1 настоящего Договора, являются account in an authorized bank specified in Clause 6.1 hereof are true and correct. The Purchaser shall not be liable for the failure to perform or improper performance of the obligation to pay for the Shares if точными и верными. Покупатель не несет ответственности за неисполнение или ненадлежащее Individuals and legal entities – Register 2

исполнение обязанности по оплате Акций, если такое неисполнение или нена лежащее исполнение явилось сле ствием любой ошибки, опечатки, неверного указания в реквизитах счета Про авца, указанных в п. 6.1 настоящего  оговора, а также невозможности зачисления сре ств в оплату Акций на счет Про авца, указанный в п. 6.1, по любой причине, не зависящей от Покупателя или Про авца. В случае невозможности зачисления сре ств в оплату Акций на счет, реквизиты которого указаны в п. 6.1 (в том числе в связи с ошибками в реквизитах счета), Стороны могут согласовать уточнение реквизитов банковского счета, на который  олжны быть перечислены сре ства в счет оплаты Акций, при этом such failure to perform or improper performance is caused by an error, misprint or inaccuracy in the Seller’s bank account details set forth in Clause 6.1 hereunder, or if funds in payment for the Shares cannot be credited to the Seller’s account set forth in Clause 6.1 for any reason whatsoever beyond the control of the Purchaser or the Seller. In the event that funds in payment for the Shares cannot be credited to the Seller’s account set forth in Clause 6.1 (including for reasons of incorrect notification of bank account details), the Parties may clarify the details of the bank account to which funds should be credited in payment for the Shares, and in such case the responsibility for advising the correct bank account details shall in any event lie with the Seller. The Seller shall provide correct bank account details in a written notification from the Seller to the Purchaser. обязанность по пре оставлению правильных реквизитов банковского счета в любом случае несет Про авец. Корректные реквизиты банковского счета  олжны быть указаны Про авцом Покупателю в уве омлении, составленном в письменной форме. 2.3 2.3.1 Про авец обязуется: 2.3 2.3.1 The Seller undertakes: To credit the Shares to the Purchaser’s personal Зачислить Акции на лицевой счет Покупателя в Реестре, указанный в п. 6.2  оговора, не поз нее чем на 5-й (пятый) рабочий  ень в Российской Фе ерации с  аты настоящего  оговора, в том числе выполнить все  ействия, необхо имые account with the Register set out in Clause 6.2 hereof by 5th no later than on the (fifth) Russian business day following the date of this Agreement, including, without limitation, to perform all actions required to effect such crediting of the Shares, including, without limitation, to properly execute, sign and deliver to Joint Stock  ля такого зачисления, в том числе на лежащим пере атьрегистратору обществу «Независимая образом оформить и Эмитента, Акционерному Company “Independent Registrar Company” (the регистраторская компания» («Регистратор»), “Registrar”), a transfer order (executed in accordance with the form provided by the Registrar) to debit (credit) the Shares from the Seller’s personal account with the Register to the Purchaser’s personal account with the Register set out in Clause 6.2 hereof, indicating in such transfer order details of this Agreement as well as details of the Purchaser’s personal account with the Register set out in Clause 6.2 hereof. распоряжение о списании (зачислении) ценных бумаг по форме Регистратора, со ержащее указание Про авца Регистратору о списании Акций с лицевого счета Про авца в Реестре и зачислении Акций на лицевой счет Покупателя в Реестре, реквизиты которого указаны в п. 6.2  оговора, с указанием в основании  ля пере ачи Акций реквизитов настоящего  оговора, а также реквизитов лицевого счета Покупателя в Реестре, указанных в п. 6.2  оговора. 2.3.2 С моментапо писания  оговоране 2.3.2 Starting with the date hereof not to perform any произво ить никаких  ействий, направленных на (i) обременение или (ii) отчуж ение Акций в пользу любого третьего лица, кроме Покупателя. actions aimed at (i) placing an encumbrance on or (ii) effecting a transfer of the Shares to any third party other than the Purchaser. 2.4 Настоящий  оговор и обязательства настоящим 2.4 This Agreement and the obligations of the Покупателя, пре усмотренные Purchaser set out herein shall be conditional on the following conditions being satisfied, or waived by the Purchaser in its absolute discretion: (i) the proper execution of this Agreement by the Seller to the satisfaction of the Purchaser in its absolute discretion and (ii) the performance by the Seller of its obligations set out herein, including but not limited to its obligations under Clause 2.3.1 hereof to credit the Shares to the Purchaser’s account with the Register set forth in  оговором, имеют силу при соблю ении сле ующих условий или отказа Покупателя от права требовать их соблю ения по его собственному усмотрению: (i) на лежащее по писание настоящего  оговора Про авцом в приемлемой  ля Покупателя (по его собственному усмотрению) форме и (ii) выполнение Про авцом своих обязательств, пре усмотренных настоящим  оговором, включая, но не 5th ограничиваясь, обязательства по зачислению Акций на лицевой счет Покупателя в Реестре, указанный в п. 6.2  оговора, не поз нее чем на 5-й (пятый) Clause 6.2 hereof by no later than on the(fifth) Russian business day following the date of this Agreement, to the satisfaction of the Purchaser in its absolute discretion. The following provisions shall continue to have effect, notwithstanding failure to waive or satisfy the conditions set out in this Clause 2.4 hereof: (i) Clause 4 (Governing Law and Dispute Resolution) рабочий  ень в Российской Фе ерации настоящего  оговора в соответствии с  оговора в приемлемой  ля Покупателя с  аты п. 2.3.1 (по его собственному усмотрению) форме. Вне зависимости от того, были ли выполнены условия настоящего Individuals and legal entities – Register 3

п. 2.4  оговора и отказался ли Покупатель от права требовать соблю ения  анных условий, сле ующие and (ii) Clause 5 (Miscellaneous). положениянастоящего  оговора про олжают  ействовать: (i) Статья 4 (Применимое право и поря ок рассмотрения споров) и (ii) Статья 5 (Прочие условия). 2.5В  ополнение к правам, пре усмотренным в 2.5 In addition to the rights set forth in Clause 2.4 п. 2.4настоящего оговора, еслиАкциине hereof, if the Shares are not credited to the Purchaser’s зачислены на лицевой счет Покупателя в Реестре, указанный в п. 6.2.  оговора, не поз нее чем на 5-й (пятый) рабочий  ень в Российской Фе ерации с  аты настоящего  оговора, Покупатель вправе (но не обязан) в о ностороннем поря ке отказаться от personal account with the Register indicated in Clause 6.2 hereof by no later than on the 5th (fifth) Russian business day following the date of this Agreement, the Purchaser shall be entitled (but not obliged) to unilaterally terminate this Agreement by notice in writing to the Seller. Unilateral termination becomes effective and the Agreement is considered to have ceased (been terminated) (without application to court) at the time when the Purchaser dispatches to the Seller a written notice of termination at the address stated in Clause 6.1 hereof. исполнениянастоящего  оговора, письменно уве омив об этом Про авца. О носторонний отказ вступает в силу и настоящий  оговор считается прекращенным (расторгнутым) (во поря ке) с момента отправления Про авцу письменного уве омления а ресу, указанному в п. 6.1  оговора. внесу ебном Покупателем об отказе по Статья 3 Заверения и Гарантии Clause 3 Representations and Warranties 3.1 НастоящимПро авец заверяет и 1.1 3.1 The Seller hereby represents and warrants to гарантирует, что (i) Акции, указанные в п. the Purchaser that (i) it is the legal owner of the Shares and that the Shares specified in Clause 1.1 hereof are fully paid, free from any restriction on transfer, encumbrance, rights and claims, charge (fixed or floating), mortgage, security, pledge, lien, option, equity, power of sale, hypothecation, trust, right of set off or other third party right or interest (legal or equitable), including any reservation or retention of title, right of pre-emption, right of first refusal, assignment by way of security or any other security interest of any kind, howsoever created or arising or any other agreement or arrangement, including a sale and repurchase agreement, having a similar effect, attachments, court, administrative, arbitration or out-of-court dispute; (ii) in the event that the Seller is an individual and is married (or was married and the Shares were acquired by the Seller during the time the Seller was married), the Seller represents and warrants that he / she has received written consent of his / her spouse or former spouse to consummate the transactions set forth in this Agreement and undertakes to promptly furnish such consent to the Purchaser.  оговора, прина лежат ему на праве собственности, полностью оплачены, свобо ны от каких-либо ограничений на пере ачу, обременений, а также от любых прав и притязаний, залогов (фиксированных или плавающих),ипотеки, залоговыхправ, обеспечений, прав у ержания, опционов, прав покупки, прав про ажи, закла ных,  оверительного управления, прав на зачет или иных прав или интересов третьих лиц (юри ических или по праву справе ливости), включая сохранение за собой или у ержание какого-либо права, титула, уступку иного преимущественного права, права на посре ством обеспечения возникшего  оговоров, обеспечения или любого любого ви а, соз анного или любых или иных любым образом,  оговоренностей или соглашений (включая соглашения о после ующем выкупе), имеющих аналогичный эффект, не нахо ятся по  арестом и не являются пре метом су ебных или иных разбирательств; (ii) в случае, если Про авец является физическим лицом и состоит в браке (или состоял в браке и Акции являются имуществом, приобретенным Про авцом в браке), Про авец заверяет и гарантирует, что он (она) получил(-а) письменное согласие супруга(-ги) или бывшего супруга(-ги) на совершение с елок, пре усмотренных настоящим  оговором, и обязуется незаме лительно Покупателю. пре оставить такое согласие 3.2 Настоящим Про авец заверяет и гарантирует, что он прочитал Меморан ум, а также иные  окументы в отношении Пре ложения Покупателя направлять пре ложения о про аже Акций, осуществляемого в 3.2 The Seller hereby represents and warrants that it has read the Tender Offer Memorandum and other documents relating to the Tender Offer by the Purchaser made in accordance with the Tender Offer Memorandum and fully understands the contents of these documents as well as the terms and conditions of the Tender Offer set out in the Tender Offer Memorandum. соответствии полностью  окументов, с условиями Меморан ума, и понимаетсо ержаниеуказанных а также условия пре ложения Покупателя, со ержащиеся в Меморан уме. Individuals and legal entities – Register 4

3.3 Настоящим Про авец заверяет, гарантирует и по тверж ает, что (i) он является полностью  ееспособным, (ii) заключает настоящий  оговор по своей воле, (iii) при заключении настоящего  оговора не нахо ится по  влиянием угрозы, насилия или неблагоприятных обстоятельств, (iv) у 3.3 The Seller hereby represents, warrants and confirms that (i) it has full legal capacity, (ii) it is entering into this Agreement of its own free will, (iii) it is not under the influence of threats, violence or adverse circumstances upon entering into this Agreement, (iv) it is not under any misapprehensions as to the Purchaser, the nature of this Agreement, or any material qualities of the Shares, and that (v) the Seller is fully aware of the meaning of his actions and the consequences arising for him as a result of entry into this Agreement. него отсутствуют какие-либозаблуж ения относительноПокупателя,приро ынастоящего  оговора, любых существенных качеств Акций, а такжечто(v)Про авецполностьюпонимает значение своих ействий и после ствия, возникающие  ля него в результате заключения настоящего  оговора. 3.4 Про авец также заверяет и гарантирует, что 3.4 that The Seller hereby also represents and warrants ни Покупатель, ни Публичное акционерное общество none of Public Joint StockCompany «Мобильные ТелеСистемы», ни ихСоветы MobileTelesystems, the Purchaser, their respective Boards of Directors, JPMorgan Chase Bank N.A., Limited Liability Company “NRC Stock Market”, Joint Stock Company “Independent Registrar Company”, the Dealer Manager (as defined in the Tender Offer Memorandum), the Information Agent (as defined in the Tender Offer Memorandum), the professional advisors of each or any other person, made any recommendation to the Seller as to whether to tender or not to tender Shares in accordance with the Tender Offer Memorandum.  иректоров, ни JPMorgan Chase Bank N.A., ни Общество с ограниченной ответственностью «НРК Фон овыйРынок»,ниАкционерноеобщество «Независимая регистраторская компания», ни  илер мене жер (как этот термин опре елен в Меморан уме), ни Информационный агент (как этот термин опре елен в Меморан уме), ни их консультанты или какие-либо иные лица не  авали Про авцу каких-либо рекомен аций о пре ложении Акций к про аже в соответствии с условиями Меморан ума. 3.5 Каж ая из Сторон  оговора заверяет и 3.5 Each of the Parties hereby represents and гарантирует, что (i) она  олжным образом учреж ена и существует в соответствии с законо ательством страны учреж ения (если является юри ическим лицом); (ii) ею получены все согласия и о обрения (в том числе, при необхо имости, госу арственных органов и иных третьих лиц, включая, в отношении Про авца, если применимо, супруга (супругу) или бывшего супруга (супругу) Про авца), необхо имые warrants to the other Party that (i) it is duly incorporated and existing pursuant to the legislation of the country of its incorporation (if it is a legal entity); (ii) it has received all consents and approvals (including, if required, of state authorities and any other third parties including, with respect to the Seller and to the extent applicable, the Seller’s spouse or former spouse) required to execute and perform this Agreement and transactions contemplated hereby (provided that the Seller agrees to furnish to the Purchaser such consents and approvals (or evidence that these are not required); (iii) the execution and performance of this Agreement as well as of the transactions contemplated hereby does not and will not conflict with any agreements to which such Party is a party, violate any law (regulatory act) or non-normative act, resolution, order, decision or other act of any state authority, decision, order, writ or other act of a court of any jurisdiction, court of arbitration or arbitration panel applicable to the respective Party. The Purchaser also represents and warrants that the execution and performance of this Agreement will not violate any provisions of the foundation documents of the Purchaser.  ля заключенияиисполнения  оговора и пре усмотренных им с елок (при этом Про авец обязуется пре оставить Покупателю такие согласия и о обрения (или по тверж ение того, что таких согласий и о обрений не требуется)); (iii) заключение и исполнение  оговора и пре усмотренных им с елок не является и не бу ет являться нарушением ранее заключенных  оговоров и соглашений, какого-либо нормативного либо ненормативного акта, решения, приказа, постановления или иного акта госу арственного органа, решения, опре еления, постановления или иного акта су а любого госу арства, третейского су а или арбитража, распространяющих соответствующую по тверж ает,что свое Сторону.  ействие Покупатель на также заключение иисполнение нарушением  оговора не бу ет являться учре ительных  окументов Покупателя. 3.6 Настоящим Про авец заверяет, гарантирует 3.6 The Seller hereby represents, warrants and и по тверж ает, что (а) он не является Лицом, confirms to the Purchaser that: (a) it is not a Sanctioned Person (other than solely by virtue of its or its controlling persons’ inclusion in: (i) the most current “Sectoral Sanctions Identifications” list (which as of нахо ящимсяпо санкциями (кроме как или исключительно в силу включения его контролирующих его лиц в: (i) после нюю ре акцию «И ентификационного списка отраслевых санкций» (который по состоянию на  ату настоящего  оговора the date hereof canbe found at: http://www.treasury.gov/resource-Individuals and legal entities – Register 5

размещен по а ресу в сети Интернет: center/sanctions/SDN-List/Pages/ssi_list.aspx) (the http://www.treasury.gov/resource-center/sanctions/SDN-“SSI List”), (ii) Annexes III, IV, V and VI of Council Regulation No.833/2014, as amended by Council Regulation No.960/2014 (the “EU Annexes”), or (iii) any other list maintained by a Sanctions Authority, with similar effect to the SSI List or the EU Annexes); (b) it is not acting on behalf, or for the benefit, of a Sanctioned Person; and (c) it will not use, directly or indirectly, the proceeds received by it from the sale of its Shares for the purpose of financing or making funds available directly or indirectly to or for the benefit of any Sanctioned Person, to the extent such financing or provision of funds be prohibited by Sanctions. List/Pages/ssi_list.aspx) («Список SSI»), (ii) Приложения III, IV, V и VI Регламента Совета ЕС № 833/2014, с изменениями и  ополнениями, внесенными Регламентом Совета ЕС № 960/2014 («Приложения ЕС»), или (iii) иной перечень, составляемый Санкционным органом, схо ный со Списком SSI и Приложениями ЕС); (b) он не выступает от имени или в интересах Лица, нахо ящегося по  санкциями, и (c) он не бу ет прямо или косвенно использовать сре ства, полученные от про ажи Акций,  ляфинансирования или или по  пре оставления енежныхсре ств(прямо косвенно) какому-либо Лицу, нахо ящемуся санкциями, или в его интересах, в той степени, в какой такое финансирование или пре оставление  енежных сре ств запрещено Санкциями. 3.7  ля целей п. 3.6  оговора термин «Лицо, 3.7 For the purposes of Clause 3.6 hereof a нахо ящееся по  санкциями» означает любое лицо: (a) внесенное или (насколько право собственности или контроль распространяет на него  ействие соответствующих санкций по применимому праву “Sanctioned Person” means any person: (a) that is or (to the extent ownership or control subjects it to the relevant sanctions under applicable law or regulatory guidance) is owned or controlled by a person that is, described or designated in (i) the most current “Specially Designated Nationals and Blocked Persons” list (which as of the date hereof can be found at: http://www.ustreas.gov/offices/enforcement/ofac/sdn/t1 1sdn.pdf) or (ii) the most current “Consolidated list of persons, groups and entities subject to EU financial sanctions” (which as of the date hereof can be found at: http://eeas.europa.eu/cfsp/sanctions/consol-list/index_en.htm ); or (b) that is otherwise the subject of any Sanctions. или разъяснениям регулирующих органов) нахо ящееся во вла ении или по  контролем лица, указанного (i) в после ней ре акции перечня «Лиц особых категорий и заблокированных лиц» (который по состоянию на  ату настоящего  оговора размещен по а ресу в сети Интернет: http://www.ustreas.gov/offices/enforcement/ofac/sdn/t11 sdn.pdf) или (ii) в после ней ре акции «Е иного перечня лиц, групп и организаций, нахо ящихся по  финансовыми санкциями ЕС» (который по состоянию на  ату настоящего  оговора размещен по а ресу в сети Интернет: http://eeas.europa.eu/cfsp/sanctions/consol-list/index_en.htm),или(b) поинымоснованиям нахо ящееся по  Санкциями. 3.8  ля целей означает п. 3.6  оговора термин 3.8 For the purposes of Clause 3.6 hereof «Санкции» любые экономические, “Sanctions” means any economic, financial or trade sanctions, laws, regulations, or restrictive measures (including, for the avoidance of doubt, any sanctions or measures relating to any particular embargo or asset freezing) enacted, administered, imposed or enforced from time to time by the US, including the OFAC Regulations, the United Nations, the European Union, each Member State of the European Union, Switzerland, United Kingdom or the competent governmental agencies or official institutions of any of these countries and organizations, each as amended, supplemented or substituted from time to time. финансовые и торговые санкции, законо ательство, положения и ограничительные меры (в том числе, во избежание сомнений, любые санкции и меры, имеющие отношение к эмбарго или замораживанию активов), принятые, вве енные, наложенные или установленные в то или иное время со стороны США (в том числе по Положениям Управления по контролю за иностранными активами Министерства финансов США), ООН, Европейского Союза, каж ого госу арства-члена Европейского Союза, Швейцарии, Великобритании и уполномоченных госу арственных органови официальных учреж ений какой-либо из указанных стран и организаций, в каж ом случае с изменениями и  ополнениями и в новой ре акции, которые могут быть внесены и приняты время от времени. 3.9  ля целей п. 3.6  оговоратермин 3.9 For the purposes of Clause 3.6 hereof a «Санкционный безопасности орган» означает (a) Совет “Sanctions Authority” means (a) the Security Council of the United Nations; and (b) the respective governmental institutions and agencies of the US, the United Kingdom, the European Union or a member ООН и (b) соответствующие госу арственныеорганы иучреж енияСША, Великобритании, Европейского Союза и госу арств-Individuals and legal entities – Register 6

членов Европейского Союза, в том числе, помимо прочего, Управление по контролю за иностранными state of the European Union including, without limitation, the Office of Foreign Assets Control of the US Department of the Treasury, the United States Department of State, the United States Department of Commerce and Her Majesty’s Treasury, or (c) any other equivalent governmental or regulatory authority, institution or agency which administers economic, financial or trade sanctions. активами Министерства финансов США, Государственный департамент США, Министерство торговли США и или или Министерство финансов Великобритании, государственный (c) иной аналогичный регулирующий орган, учреждение или ведомство, уполномоченное в сфере экономических, финансовых или торговых санкций. Статья 4 Применимое право и порядок Clause 4 Resolution Governing Lawand Dispute разрешения споров 4.1 Настоящий Договори внедоговорные 4.1 This Agreement and any non-contractual обязательства, возникающие из него или в связи с obligations arising out of or in connection with it shall be governed by and construed in accordance with the laws of the Russian Federation. ним, регулируются и толкуются правом Российской Федерации. в соответствии с 4.2 Все споры, разногласия или требования, 4.2 Any dispute, controversy or claim arising out возникающие из Договора или в связи с ним, в том числе касающиеся его исполнения, нарушения, прекращения или недействительности, подлежат разрешению в Арбитражном суде города Москвы, а of, relating to or in connection with this Agreement, including any question relating to its performance, breach, termination or invalidity, shall be referred to the Moscow Citi Arbitration Court or in case the dispute exclusively relates to the courts of general jurisdiction - according to the defendant's territory jurisdiction. если спор относится к исключительной подведомственности судов общей юрисдикции - по месту нахождения ответчика. Статья 5 Прочие условия Clause 5 Miscellaneous 5.1 Право собственности на Акции переходит от 5.1 Title to the Shares shall be transferred from the Seller to the Purchaser as of the moment when the Shares are credited to the Purchaser’s personal account with the Register. Transfer of all rights attaching to the Shares, including, but not limited to, as to voting and distributions, shall occur simultaneously with the transfer of the title to the Shares. Продавца к Покупателю с момента зачисления Акций на лицевой счет Покупателя в Реестре. Одновременно с переходом права собственности на Акции к Покупателю переходят все права, закреплённые Акциями, в том числе право голоса и право на получение дивидендов. 5.2 Расходы, связанные со списанием Акций с 5.2 Costs of debiting of the Shares from the Seller's лицевого счета Продавца в Реестре и зачислением Акций на лицевой счет Покупателя в Реестре, указанный в п. 6.2. Договора, несет Покупатель. personal account with the Register and crediting of the Shares to the personal account of the Purchaser with the Register indicated in Clause 6.2 herein are borne by the Purchaser. 5.3 Договор действует до момента исполнения 5.3 This Agreement remains in force until full Сторонами всех обязательств по Договору. Все performance by the Parties of their respective obligations hereunder. Any change or modification to this Agreement shall be subject to consent of both Parties and shall be executed in writing. изменения и дополнения к Договору действительны, еслиони совершенывписьменной форме и подписаны Сторон. уполномоченными представителями 5.4 Ни одна из Сторон не вправе уступать свои 5.4Neither Party shall be entitled to assign its rights and obligations hereunder to any third party without written consent of the other Party. права и обязательства по настоящему Договору без письменного согласия другой Стороны. 5.5 Настоящий договор составлен на русском и 5.5 This Agreement has been executed in two английском языках в двух экземплярах, имеющих равную юридическую силу, по одному для каждой из Сторон. original counterparts, each in Russian and in English (one original copy for each Party), each having equal legal force. 5.6 В случае разночтений между текстами 5.6 In case of any discrepancies between the Договора на английском и русском языках Russian and English versions, the Russian version of the Agreement shall prevail. преимущественную силу имеет версия Договора на русском языке. Статья 6 Clause 6 Реквизиты и Подписи Сторон Details of the Parties 6.1 6.1 Банковские реквизиты Продавца: Bank details of the Seller: Реквизиты банковского счета для перевода Общей цены: Details of the bank account for transfer of the Total Price: Individuals and legal entities – Register 7

Получатель: Recipient name: Наименование банка: Bank name: Наименование отделения банка (при наличии): Name of Bank Branch: Адрес места нахождения банка: Bank’s Address: Корреспондентский счет: Correspondent Account: Лицевой счет: Personal Account: Расчетный счет: Current Account: БИК: BIC: ИНН: КПП: INN : KPP: Адрес для корреспонденции: Address for correspondence: 6.2 Реквизиты лицевого счета Покупателя в 6.2 Details of the personal (litsevoi) account of the Реестре (для указания в распоряжении (зачислении) ценных бумаг): Лицо, принимающее ценные бумаги: Номер лицевого счета: 5037001436. Вид лицевого счета: владелец. о списании Purchaser with the Register (for indication in the transfer order): The person accepting the securities: Number of personal (litsevoi) account: 5037001436 Type of account: securityholder. Full name of owner of the personal account – STREAM DIGITAL, LLC Полное наименование: ОБЩЕСТВО С ОГРАНИЧЕННОЙ «СТРИМ ДИДЖИТАЛ». ОТВЕТСТВЕННОСТЬЮ Номер, дата государственной Registration number and date of state registration: 5157746197791; 22.12.2015. регистрации: 5157746197791; 22.12.2015. 6.3 Адрес Покупателя для корреспонденции: 6.3 The Purchaser’s address for correspondence: Вниманию: Attention: Копия: Лэйтам энд Уоткинс ЛЛП Россия, Москва, 125047, ул. Гашека, 6 Дукат III, 5 этаж, офис 510 В СВИДЕТЕЛЬСТВО ЧЕГО Copy Latham & Watkins LLP 6 Gasheka Str., Moscow, 125047, Russia Ducat III, 5th Floor, Suite 510 to: настоящий Договор IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their duly authorized representatives as of the day and year first hereinabove written. On behalf of the Seller был подписан уполномоченными представителями Сторон в день и год, указанные в начале Договора. От имени Продавца Ф.И.О.: Name: От имени Покупателя On behalf of the Purchaser Ф.И.О.: Должность: Name: Position: Individuals and legal entities – Register 8

Форма договора купли-продажи акций для использования акционерами – физическими лицами или юридическими лицами, Proforma share purchase agreement for individuals or legal entities, whose Common Shares are registered with a depo account at a Обыкновенные акции которых учитываются на счетах депо в depository. The execution procedure is described in the Instructions to the Common Shares Letter of Transmittal and the Tender Offer Memorandum. In case any amendments are introduced to this Proforma, an amended version will be promptly placed on this web-site (http://www.mtsgsm.com/information/program/). депозитарии. Порядок подписания договора установлен в инструкции к Заявке на продажу Обыкновенных акций и Меморандуме. В случае внесения в настоящую форму изменений измененная версия будет немедленно размещена на настоящем сайте (http://www.company.mts.ru/comp/ir/programma/). ДОГОВОР КУПЛИ-ПРОДАЖИ АКЦИЙ № / SHARE PURCHASE AGREEMENT No. Настоящий договор купли-продажи акций заключен «_ » 2017 г. между: This share purchase agreement is made and entered into on , 2017, by and between: Гражданином/гражданкой , a citizen of (Ф.И.О. полностью): , passport series registered , No. , at паспорт серии № выдан , date and place of birth , , зарегистрированным(-ой) по hereinafter referred to as the “Seller” on the one hand, адресу: , , дата и место рождения именуемым в дальнейшем стороны, ИЛИ1 «Продавец», с одной OR2 , a legal entity incorporated and , юридическим лицом, учрежденным и действующим в соответствии с acting under the laws of , законодательством , с having its registered office at: , местом нахождения по represented by , acting on the basis of адресу: , в лице , hereinafter referred to as the “Seller” , действующего на основании , именуемым в дальнейшем on the one hand, «Продавец», с одной стороны, и and Обществом с ограниченной ответственностью Stream Digital, LLC, a legal entity incorporated and acting under the laws of the Russian Federation, registered under registration number 5157746197791, having its registered office at: 51/4, building 2, Shchepkina street, Moscow, Russian Federation, 129110, represented by Limited Liability Company “NRC Stock Market” (professional securities market participant license number №045-13679-100000 of June 21, 2012, authorising brokerage activities), acting «Стрим Диджитал», юридическим лицом, учрежденным и действующим в соответствии с законодательством регистрационным Российской номером Федерации, с 5157746197791, имеющим зарегистрированный офис по адресу: Российская Федерация, г. Москва, ул. Щепкина, дом 51/4,стр.2(129110),влицеОбществас ограниченной ответственностью «НРК Фондовый Рынок» (лицензия профессионального участника рынка ценных бумаг на осуществление брокерской деятельности №045-13679-100000 от 21 июня 2012 года), действующего на основании доверенности от on the basis of the power of attorney dated 201 , in turn represented by , , acting on the basis of _, hereinafter referred to as the « » 201 г., в лице “Purchaser” on the other hand, , действующего на основании , именуемой в дальнейшем «Покупатель», с другой стороны, (Продавец и Покупатель в дальнейшем совместно именуются «Стороны» и каждый по отдельности «Сторона»). ПОСКОЛЬКУ в результате принятия Продавцом решения о продаже Акций (как этот термин (The Seller and the Purchaser are hereinafter jointly referred to as the “Parties”, and individually as a “Party”). WHEREAS, as a result of the Seller`s decision to sell the Shares (as defined below) pursuant to the terms of 1 Необходимо заполнить соответствующую в зависимости от того является ли продавец юридическим лицом или нет. 2 You need to fill in the relevant columns depending on whether the seller is a legal entity or not. Individuals and legal entities – Depo –Russian Depository 1

определен ниже) в соответствии с условиями the Tender Offer Memorandum dated January [17], 2017 (the “Tender Offer Memorandum”), the Common Stock Letter of Transmittal filed by the Seller and announcement of the results of the tender offer, the Seller is obliged to sell the Shares to the Purchaser and the Purchaser is obliged to purchase the Shares from the Seller; NOW, THEREFORE, the Parties hereby execute this agreement (the “Agreement”) pursuant to the Tender Offer Memorandum and subject to the conditions thereof: Меморандума от [17] января 2017 г. («Меморандум»), заявкой Продавца и объявлением результатов Программы приобретения, Продавец обязан продать Акции Покупателю, а Покупатель обязан приобрести Акции у Продавца; ПОСТОЛЬКУ Стороны подписывают настоящий договор («Договор») в соответствии с Меморандумом о нижеследующем: Статья 1 Предмет Договора Clause 1 Subject matter of the Agreement 1.1 Продавец обязуется передать в 1.1 The Seller shall sell and transfer to the собственность Покупателя, а Покупатель обязуется принять и оплатить следующие именные акции («Акции»): Purchaser and the Purchaser shall accept and purchase, the following securities (hereinafter referred to as “Shares”) : • • Тип Акций: акции обыкновенные именные; Эмитент: Публичное акционерное общество «Мобильные ТелеСистемы», учрежденное в соответствии с законодательством Российской Федерации, ОГРН 1027700149124, с местом нахождения по адресу: Российская Федерация, 109147, г. Москва, ул. Марксистская, д.4; Номинальная стоимость одной Акции: 0,1 руб.; • • Type of Shares: common registered shares; Issuer: Public Joint Stock Company Mobile TeleSystems, established under the laws of the Russian Federation, located at: 4 Marksistskaya street, Moscow 109147, Russian Federation, with main state registration number(OGRN) 1027700149124; Nominal value of each Share: 0.1 Ruble; State registration number of the Share issue: 1-01-04715-A; Number of Shares: (_ ). • • • • Государственный регистрационный номер выпуска Акций: 1-01-04715-A; Количество Акций: ( ). • • 1.2 Покупатель обязуется уплатить Продавцу 1.2 The Purchaser shall pay to the Seller the покупную цену в размере purchase price in the amount of (_ ) рублей за одну Акцию. Общая (_ )rubles. The total purchase price equals покупная цена Акций составляет ( ) rubles (the “Total (_ ) рублей («Общая цена»). Обязательства Сторон Price”). Clause 2 Статья 2 Transfer of title to the Shares 2.1 2.1.1 Покупатель обязуется: Уплатить Продавцу Общую цену не позднее 2.1 The Purchaser shall: 2.1.1 Pay to the Seller the Total Price by no later than on the 5th (fifth) Russian business day following the date when the Shares are credited to the Purchaser's depo account indicated in Clause 6.2 hereof. The payment of the Total Price is to be made in rubles by wire transfer to the Seller's account in an authorized bank, details of which are set forth in Clause 6.1 hereof, or, in the case set forth in Clause 2.2, to the account notified by the Seller to the Purchaser in writing. Transfers of payments for the Shares by Joint Stock Company “Independent Registrar Company”, acting as the Purchaser’s “payment agent”, shall herewith be deemed proper discharge of the Purchaser’s obligations hereunder. чем на 5-й (пятый) рабочий день в Российской Федерации с момента зачисления Акций на счет депо Покупателя, указанный в п. 6.2 Договора. Оплата Акций осуществляется в рублях путем перечисления суммы Общей цены на счет Продавца в уполномоченном банке, указанный в п. 6.1 Договора, либо, в случае, указанном в п. 2.2 ниже, на счет Продавца, Продавца платежей обществом указанный в письменном уведомлении Покупателю. При этом осуществление в счет оплаты Акций Акционерным «Независимая регистраторская компания», выступающим в качестве «платежного агента» Покупателя, является надлежащим исполнением обязательств Покупателя по настоящему Договору. 2.2 Продавецподтверждает,чтореквизиты 2.2 The Seller confirms that the details of the bank банковскогосчетавуполномоченномбанке, указанные в п. 6.1 настоящего Договора, являются account in an authorized bank specified in Clause 6.1 hereof are true and correct. The Purchaser shall not be 2

точными и верными. Покупатель не несет liable for the failure to perform or improper performance of the obligation to pay for the Shares if such failure to perform or improper performance is caused by an error, misprint or inaccuracy in the Seller’s bank account details set forth in Clause 6.1 hereunder, or if funds in payment for the Shares cannot be credited to the Seller’s account set forth in Clause 6.1 for any reason whatsoever beyond the control of the Purchaser or the Seller. In the event that funds in payment for the Shares cannot be credited to the Seller’s account set forth in Clause 6.1 (including for reasons of incorrect notification of bank account details), the Parties may clarify the details of the bank account to which funds should be credited in payment for the Shares, and in such case the responsibility for advising the correct bank account details shall in any event lie with the Seller. The Seller shall provide correct bank account details in a written notification from the Seller to the Purchaser. ответственности за неисполнение или ненадлежащее исполнение обязанности по оплате Акций, если такое неисполнение или ненадлежащее исполнение явилось следствием любой ошибки, опечатки, неверного указания в реквизитах счета Продавца, указанных в п. 6.1 настоящего Договора, а также невозможности зачисления средств в оплату Акций на счет Продавца, указанный в п. 6.1, по любой причине, не зависящей от Покупателя или Продавца. В случае невозможности зачисления средств в оплату Акций на счет, реквизиты которого указаны в п. 6.1 (в том числе в связи с ошибками в реквизитах счета), Стороны могут согласовать уточнение реквизитов банковского счета, на который должны быть перечислены средства в счет оплаты Акций, при этом обязанность по предоставлению правильных реквизитов банковского счета в любом случае несет Продавец. Корректные реквизиты банковского счета должны быть указаны Продавцом Покупателю в уведомлении, составленном в письменной форме. 2.3 2.3.1 Продавец обязуется: Перевести Акции на счет депо Покупателя, 2.3 The Seller undertakes: 2.3.1 To transfer the Shares to the Purchaser’s depo account set out in Clause 6.2 hereof by no later than on the 5th (fifth) Russian business day following the date of this Agreement, including, without limitation, to perform all actions required to effect such transfer of the Shares, including, without limitation, to furnish all documents and orders (instructions) to a depository (with which the Seller has a depo account where he holds the Shares) required for the transfer of the Shares to the Purchaser’s depo account set out in Clause 6.2 hereof, indicating in such transfer order details of this Agreement as well as details of the Purchaser’s depo account set out in Clause 6.2 hereof. указанный в п. 6.2 Договора не позднее чем на 5-й (пятый) рабочий день в Российской Федерации с даты настоящего Договора, в том числе выполнить все действия, необходимые для такого перевода, в том числе предоставить все документы и распоряжения (инструкции) депозитарию (в котором открыт счет депо Продавца для учета прав на Акции), необходимые для перевода Акций на счет депо Покупателя, реквизиты которого указаны в п. 6.2 Договора, с указанием в основании для передачи Акций реквизитов настоящего Договора, а также реквизитов счета депо Покупателя, указанных в п. 6.2 Договора. 2.3.2 С моментаподписания Договоране 2.3.2 Starting with the date hereof not to perform any actions aimed at (i) placing an encumbrance on or (ii) effecting a transfer of the Shares to any third party other than the Purchaser. производить никаких действий, направленных на (i) обременение или (ii) отчуждение Акций в пользу любого третьего лица, кроме Покупателя. 2.4 Настоящий Договор и обязательства настоящим 2.4 This Agreement and the obligations of the Покупателя, предусмотренные Purchaser set out herein shall be conditional on the following conditions being satisfied, or waived by the Purchaser in its absolute discretion: (i) the proper execution of this Agreement by the Seller to the satisfaction of the Purchaser in its absolute discretion and (ii) the performance by the Seller of its obligations set out herein, including but not limited to its obligations under Clause 2.3.1 hereof to transfer the Shares to the Purchaser’s depo account set forth in Clause 6.2 hereof by no later than on the 5th (fifth) Russian business day following the date of this Agreement, to the satisfaction of the Purchaser in its absolute discretion. The following provisions shall continue to have effect, notwithstanding failure to waive or satisfy the conditions set out in this Clause 2.4 hereof: (i) Clause 4 (Governing Law and Dispute Resolution) and (ii) Clause 5 (Miscellaneous). Договором, имеют силу при соблюдении следующих условий или отказа Покупателя от права требовать их соблюдения по его собственному усмотрению: (i) надлежащее подписание настоящего Договора Продавцом в приемлемой для Покупателя (по его собственному усмотрению) форме и (ii) выполнение Продавцом своих обязательств, предусмотренных настоящим Договором, включая, но не ограничиваясь, обязательства по переводу Акций на счет депо Покупателя, указанный в п. 6.2 Договора, не позднее чем на 5-й (пятый) рабочий день в Российской Федерации с даты настоящего Договора в соответствии с п. 2.3.1 Договора в приемлемой для Покупателя (по его собственному усмотрению) форме. Вне зависимости от того, были ли выполнены условия настоящего п. 2.4 Договора и отказался ли Покупатель от права требовать соблюдения данных условий, следующие положения настоящего Договора продолжают действовать: (i) Статья 4 3

(Применимое право и порядок рассмотрения споров) и (ii) Статья 5 (Прочие условия). 2.5 В дополнение к правам, предусмотренным в п. 2.4 настоящего Договора, если Акции не зачислены на счет депо Покупателя, указанный в п. 6.2. Договора, не позднее чем на 5-й (пятый) рабочий день в Российской Федерации с даты настоящего Договора, Покупатель вправе (но не обязан) в одностороннем порядке отказаться от исполнения настоящего Договора, письменно уведомив об этом Продавца. Односторонний отказ вступает в силу и 2.5 In addition to the rights set forth in Clause 2.4 hereof, if the Shares are not credited to the Purchaser’s depo account indicated in Clause 6.2 herein by no later than on the 5th (fifth) Russian business day following the date of this Agreement, the Purchaser shall be entitled (but not obliged) to unilaterally terminate this Agreement by notice in writing to the Seller. Unilateral termination becomes effective and the Agreement is considered to have ceased (been terminated) (without application to court) at the time when the Purchaser dispatches to the Seller a written notice of termination at the address stated in Clause 6.1 hereof. настоящий Договор считается прекращенным (расторгнутым) (во внесудебном порядке) с момента отправления Покупателем Продавцу письменного уведомления об отказе по адресу, указанному в п. 6.1 Договора. Статья 3 Заверения и Гарантии Clause 3 Representations and Warranties 3.1 НастоящимПродавец заверяет и 1.1 3.1 The Seller hereby represents and warrants to the Purchaser that (i) it is the legal owner of the Shares and that the Shares specified in Clause 1.1 hereof are fully paid, free from any restriction on transfer, encumbrance, rights and claims, charge (fixed or floating), mortgage, security, pledge, lien, option, equity, power of sale, hypothecation, trust, right of set off or other third party right or interest (legal or equitable), including any reservation or retention of title, right of pre-emption, right of first refusal, assignment by way of security or any other security interest of any kind, howsoever created or arising or any other agreement or arrangement, including a sale and repurchase agreement, having a similar гарантирует, что (i) Акции, указанные в п. Договора, принадлежат ему на праве собственности, полностью оплачены, свободны от каких-либо ограничений на передачу, обременений, а также от любых прав и притязаний, залогов (фиксированных или плавающих),ипотеки, залоговыхправ, обеспечений, прав удержания, опционов, прав покупки, прав продажи, закладных, доверительного управления, прав на зачет или иных прав или интересов третьих лиц (юридических или по праву справедливости), включая сохранение за собой или удержание какого-либо права, титула, уступку иного преимущественного права, права на посредством обеспечения возникшего договоров, обеспечения или любого effect, attachments, court, administrative, любого вида, созданного или любых или иных arbitration or out-of-court dispute; (ii) in the event that the Seller is an individual and is married (or was married and the Shares were acquired by the Seller during the time the Seller was married), the Seller represents and warrants that he / she has received written consent of his / her spouse or former spouse to consummate the transactions set forth in this Agreement and undertakes to promptly furnish such consent to the Purchaser. любым образом, договоренностей или соглашений (включая соглашения о последующем выкупе), имеющих аналогичный эффект, не находятся под арестом и не являются предметом судебных или иных разбирательств; (ii) в случае, если Продавец является физическим лицом и состоит в браке (или состоял в браке и Акции являются имуществом, приобретенным Продавцом в браке), Продавец заверяет и гарантирует, что он (она) получил(-а) письменное согласие супруга(-ги) или бывшего супруга(-ги) на совершение сделок, предусмотренных настоящим Договором, и обязуется незамедлительно Покупателю. предоставить такое согласие 3.2 Настоящим Продавец заверяет и гарантирует, что он прочитал Меморандум, а также иные документы в отношении Предложения Покупателя направлять предложения о продаже Акций, осуществляемого в 3.2 The Seller hereby represents and warrants that it has read the Tender Offer Memorandum and other documents relating to the Tender Offer by the Purchaser made in accordance with the Tender Offer Memorandum and fully understands the contents of these documents as well as the terms and conditions of the Tender Offer set out in the Tender Offer Memorandum. соответствии полностью документов, с условиями Меморандума, и понимаетсодержаниеуказанных а также условия предложения Покупателя, содержащиеся в Меморандуме. 3.3 Настоящим Продавец заверяет, гарантирует и подтверждает, что (i) он является полностью дееспособным, (ii) заключает настоящий Договор по 3.3 The Seller hereby represents, warrants and confirms that (i) it has full legal capacity, (ii) it is entering into this Agreement of its own free will, (iii) it 4

своейволе,(iii)призаключениинастоящего Договора не находится под влияниемугрозы, насилия или неблагоприятных обстоятельств, (iv) у is not under the influence of threats, violence or adverse circumstances upon entering into this Agreement, (iv) it is not under any misapprehensions as to the Purchaser, the nature of this Agreement, or any material qualities of the Shares, and that (v) the Seller is fully aware of the meaning of his actions and the consequences arising for him as a result of entry into this Agreement. него отсутствуют какие-либозаблуждения относительноПокупателя,природынастоящего Договора, любых существенных качеств Акций, а такжечто(v)Продавецполностьюпонимает значение своихдействий и последствия, возникающие для него в результате заключения настоящего Договора. 3.4 Продавец также заверяет и гарантирует, что ни 3.4 that The Seller hereby also represents and warrants Покупатель, ни Публичное акционерное общество Советы N.A., ни none of Public Joint StockCompany «Мобильные ТелеСистемы», ни их MobileTelesystems, the Purchaser, their respective Boards of Directors, JPMorgan Chase Bank N.A., Limited Liability Company “NRC Stock Market”, Joint Stock Company “Independent Registrar Company”, the Dealer Manager (as defined in the Tender Offer Memorandum), the Information Agent (as defined in the Tender Offer Memorandum), the professional advisors of each or any other person, made any recommendation to the Seller as to whether to tender or not to tender Shares in accordance with the Tender Offer Memorandum. директоров, ни JPMorgan Chase Bank Общество с ограниченной ответственностью «НРК ФондовыйРынок»,ниАкционерноеобщество «Независимая регистраторская компания», ни Дилер менеджер (как этот термин определен в Меморандуме), ни Информационный агент (как этот термин определен в Меморандуме), ни их консультанты или какие-либо иные лица не давали Продавцу каких-либо рекомендаций о предложении Акций к продаже в соответствии с условиями Меморандума. 3.5 Каждая из Сторон Договора заверяет и 3.5 Each of the Parties hereby represents and гарантирует, что (i) она должным образом учреждена и существует в соответствии с законодательством страны учреждения (если является юридическим лицом); (ii) ею получены все согласия и одобрения (в том числе, при необходимости, государственных органов и иных третьих лиц, включая, в отношении Продавца, если применимо, супруга (супругу) или бывшего супруга (супругу) Продавца), необходимые warrants to the other Party that (i) it is duly incorporated and existing pursuant to the legislation of the country of its incorporation (if it is a legal entity); (ii) it has received all consents and approvals (including, if required, of state authorities and any other third parties including, with respect to the Seller and to the extent applicable, the Seller’s spouse or former spouse) required to execute and perform this Agreement and transactions contemplated hereby (provided that the Seller agrees to furnish to the Purchaser such consents and approvals (or evidence that these are not required); (iii) the execution and performance of this Agreement as well as of the transactions contemplated hereby does not and will not conflict with any agreements to which such Party is a party, violate any law (regulatory act) or non-normative act, resolution, order, decision or other act of any state authority, decision, order, writ or other act of a court of any jurisdiction, court of arbitration or arbitration panel applicable to the respective Party. The Purchaser also для заключенияиисполнения Договора и предусмотренных им сделок (при этом Продавец обязуется предоставить Покупателю такие согласия и одобрения (или подтверждение того, что таких согласий и одобрений не требуется)); (iii) заключение и исполнение Договора и предусмотренных им сделок не является и не будет являться нарушением ранее заключенных договоров и соглашений, какого-либо нормативного либо ненормативного акта, решения, приказа, постановления или иного акта государственного органа, решения, определения, постановления или иного акта суда любого государства, третейского суда или арбитража, represents and warrants that performance of this Agreement provisions of the foundation Purchaser. the execution will not violate documents of and any the распространяющих соответствующую подтверждает,что свое Сторону. действие Покупатель на также заключение иисполнение нарушением Договора не будет являться учредительных документов Покупателя. 3.6 Настоящим Продавец заверяет, гарантирует 3.6 The Seller hereby represents, warrants and и подтверждает, что (а) он не является Лицом, confirms to the Purchaser that: (a) it is not a Sanctioned Person (other than solely by virtue of its or its controlling persons’ inclusion in: (i) the most current “Sectoral Sanctions Identifications” list (which as of находящимсяподсанкциями (кроме как или исключительно в силу включения его контролирующих его лиц в: (i) последнюю редакцию «Идентификационного списка отраслевых санкций» (который по состоянию на дату настоящего Договора the date hereof canbe found at: http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/ssi_list.aspx) размещен по адресу в сети Интернет: (the http://www.treasury.gov/resource-center/sanctions/SDN-“SSI List”), (ii) Annexes III, IV, V and VI of Council Regulation No.833/2014, as amended by Council Regulation No.960/2014 (the “EU Annexes”), or List/Pages/ssi_list.aspx) («Список SSI»), (ii) Приложения III, IV, V и VI Регламента Совета ЕС 5

№ 833/2014, с изменениями и дополнениями, внесенными Регламентом Совета ЕС № 960/2014 («Приложения ЕС»), или (iii) иной перечень, составляемый Санкционным органом, сходный со Списком SSI и Приложениями ЕС); (b) он не выступает от имени или в интересах Лица, находящегося под санкциями, и (c) он не будет прямо или косвенно использовать средства, полученные от (iii) any other list maintained by a Sanctions Authority, with similar effect to the SSI List or the EU Annexes); (b) it is not acting on behalf, or for the benefit, of a Sanctioned Person; and (c) it will not use, directly or indirectly, the proceeds received by it from the sale of its Shares for the purpose of financing or making funds available directly or indirectly to or for the benefit of any Sanctioned Person, to the extent such financing or provision of funds be prohibited by Sanctions. продажи Акций, дляфинансирования или или под предоставленияденежныхсредств(прямо косвенно) какому-либо Лицу, находящемуся санкциями, или в его интересах, в той степени, в какой такое финансирование или предоставление денежных средств запрещено Санкциями. 3.7 Для целей п. 3.66 Договора термин «Лицо, 3.7 For the purposes of Clause 3.6 hereof a находящееся под санкциями» означает любое лицо: (a) внесенное или (насколько право собственности или контроль распространяет на него действие соответствующих санкций по применимому праву “Sanctioned Person” means any person: (a) that is or (to the extent ownership or control subjects it to the relevant sanctions under applicable law or regulatory guidance) is owned or controlled by a person that is, described or designated in (i) the most current “Specially Designated Nationals and Blocked Persons” list (which as of the date hereof can be found at: http://www.ustreas.gov/offices/enforcement/ofac/sdn/t1 1sdn.pdf) or (ii) the most current “Consolidated list of persons, groups and entities subject to EU financial sanctions” (which as of the date hereof can be found at: http://eeas.europa.eu/cfsp/sanctions/consol-list/index_en.htm ); or (b) that is otherwise the subject of any Sanctions. или разъяснениям регулирующих органов) находящееся во владении или под контролем лица, указанного (i) в последней редакции перечня «Лиц особых категорий и заблокированных лиц» (который по состоянию на дату настоящего Договора размещен по адресу в сети Интернет: http://www.ustreas.gov/offices/enforcement/ofac/sdn/t11 sdn.pdf) или (ii) в последней редакции «Единого перечня лиц, групп и организаций, находящихся под финансовыми санкциями ЕС» (который по состоянию на дату настоящего Договора размещен по адресу в сети Интернет: http://eeas.europa.eu/cfsp/sanctions/consol-list/index_en.htm),или(b) поинымоснованиям находящееся под Санкциями. 3.8 Для целей означает п. 3.6 Договора термин 3.8 For the purposes of Clause 3.6 hereof «Санкции» любые экономические, “Sanctions” means any economic, financial or trade sanctions, laws, regulations, or restrictive measures (including, for the avoidance of doubt, any sanctions or measures relating to any particular embargo or asset freezing) enacted, administered, imposed or enforced from time to time by the US, including the OFAC Regulations, the United Nations, the European Union, each Member State of the European Union, Switzerland, United Kingdom or the competent governmental agencies or official institutions of any of these countries and organizations, each as amended, supplemented or substituted from time to time. финансовые и торговые санкции, законодательство, положения и ограничительные меры (в том числе, во избежание сомнений, любые санкции и меры, имеющие отношение к эмбарго или замораживанию активов), принятые, введенные, наложенные или установленные в то или иное время со стороны США (в том числе по Положениям Управления по контролю за иностранными активами Министерства финансов США), ООН, Европейского Союза, каждого государства-члена Европейского Союза, Швейцарии, Великобритании и уполномоченных государственных органови официальных учреждений какой-либо из указанных стран и организаций, в каждом случае с изменениями и дополнениями и в новой редакции, которые могут быть внесены и приняты время от времени. 3.9 Для целей п. 3.6 Договоратермин 3.9 For the purposes of Clause 3.6 hereof a «Санкционный безопасности орган» означает (a) Совет “Sanctions Authority” means (a) the Security Council of the United Nations; and (b) the respective governmental institutions and agencies of the US, the United Kingdom, the European Union or a member state of the European Union including, without limitation, the Office of Foreign Assets Control of the US Department of the Treasury, the United States Department of State, the United States Department of Commerce and Her Majesty’s Treasury, or (c) any ООН и (b) соответствующие государственныеорганы иучрежденияСША, Великобритании, Европейского Союза и государств-членов Европейского Союза, в том числе, помимо прочего, Управление по контролю за иностранными активами Министерства финансов США, Государственный департамент США, Министерство торговли США и Министерство финансов 6

Великобритании, государственный или(c) иной аналогичный other equivalent governmental or regulatory authority, institution or agency which administers economic, financial or trade sanctions. или регулирующий орган, учреждение или ведомство, уполномоченное в сфере экономических, финансовых или торговых санкций. Статья 4 Применимое право и порядок Clause 4 Resolution Governing Lawand Dispute разрешения споров 4.1 Настоящий Договори внедоговорные 4.1 This Agreement and any non-contractual обязательства, возникающие из него или в связи с obligations arising out of or in connection with it shall be governed by and construed in accordance with the laws of the Russian Federation. ним, регулируются и толкуются правом Российской Федерации. в соответствии с 4.2 Все споры, разногласия или требования, 4.2 Any dispute, controversy or claim arising out возникающие из Договора или в связи с ним, в том числе касающиеся его исполнения, нарушения, прекращения или недействительности, подлежат разрешению в Арбитражном суде города Москвы, а of, relating to or in connection with this Agreement, including any question relating to its performance, breach, termination or invalidity, shall be referred to the Moscow Citi Arbitration Court or in case the dispute exclusively relates to the courts of general jurisdiction - according to the defendant's territory jurisdiction. если спор относится к исключительной подведомственности судов общей юрисдикции - по месту нахождения ответчика. Статья 5 Прочие условия Clause 5 Miscellaneous 5.1 Право собственности на Акции переходит от 5.1 Title to the Shares shall be transferred from the Seller to the Purchaser as of the moment when the Shares are credited to the Purchaser’s depo account. Transfer of all rights attaching to the Shares, including, but not limited to, as to voting and distributions, shall occur simultaneously with the transfer of the title to the Shares. Продавца к Покупателю с момента зачисления Акций на счет депо Покупателя. Одновременно с переходом права собственности на Акции к Покупателю переходят все права, закреплённые Акциями, в том числеправоголосаиправо дивидендов. наполучение 5.2 Стороны несутрасходы, связанные с 5.2 Costs of transfer of the Shares from the Seller’s переводом Акций депо Покупателя, со счета депо Продавца на счет указанный в п. 6.2. Договора, в depo account to the Purchaser’s depo account indicated in Clause 6.2 herein are borne by the Parties pursuant to the terms and conditions of depository activities and fee schedules of their respective depositories. соответствии с условиями осуществления депозитарной деятельности и тарифами депозитариев Сторон. 5.3 Договор действует до момента исполнения 5.3 This Agreement remains in force until full Сторонами всех обязательств по Договору. Все performance by the Parties of their respective obligations hereunder. Any change or modification to this Agreement shall be subject to consent of both Parties and shall be executed in writing. изменения и дополнения к Договору действительны, еслиони совершенывписьменной форме и подписаны Сторон. уполномоченными представителями 5.4 Ни одна из Сторон не вправе уступать свои 5.4Neither Party shall be entitled to assign its rights and obligations hereunder to any third party without written consent of the other Party. права и обязательства по настоящему Договору без письменного согласия другой Стороны. 5.5 Настоящий договор составлен на русском и 5.5 This Agreement has been executed in two английском языках в двух экземплярах, имеющих равную юридическую силу, по одному для каждой из Сторон. original counterparts, each in Russian and in English (one original copy for each Party), each having equal legal force. 5.6 В случае разночтений между текстами 5.6 In case of any discrepancies between the Договора на английском и русском языках Russian and English versions, the Russian version of the Agreement shall prevail. преимущественную силу имеет версия Договора на русском языке. Статья 6 Реквизиты и Подписи Сторон Clause 6 Details of the Parties 6.1 Банковские реквизиты Продавца: 6.1 Bank details of the Seller: Реквизиты банковского счета для перевода цены: Общей Details of the bank account for transfer of the Total Price: Recipient name: Получатель: Наименование банка: Bank name: 7

Наименование отделения банка (при наличии): Name of Bank Branch: Адрес места нахождения банка: Bank’s Address: Корреспондентский счет: Correspondent Account: Лицевой счет: Personal Account: Расчетный счет: Current Account: БИК:_ BIC:_ INN : ИНН:_ КПП: KPP: Адрес для корреспонденции: Address for correspondence: 6.2 Реквизитысчетадепо Покупателя (для 6.2 Details of the depo account of the Purchaser указания в соответствующем поручении with the Register (for indication in the transfer order): (инструкции)): Депозитарий: ООО «НРК Фондовый Рынок» Custodian: Limited Liability Company «NRC Stock Market» Full name of owner of the depo account: STREAM DIGITAL, LLC Полное наименованиевладельца счета депо: ОБЩЕСТВО С ОГРАНИЧЕННОЙ ОТВЕТСТВЕННОСТЬЮ "СТРИМ ДИДЖИТАЛ" Номер счета депо: В00000066 Depo account No: В00000066 Details of Limited Liability Company «NRC Stock Market» nominee account opened with NSD (National Settlement Depository): Реквизиты депозитарияООО «НРК Фондовый Рынок» в НКО АО НРД (Небанковская кредитная организация акционерное общество «Национальный расчетный депозитарий»):  Nominee name: Limited Liability Company «NRC Stock Market» Депонент: ООО «НРК Фондовый Рынок»  Код депонента: MC0361700000 Счет депо: ML1301290175 Раздел счета депо: 70036170B00000066  Nominee code: MC0361700000 Depo account No: ML1301290175 Sub-account No: 70036170B00000066 В случае изменения Фондовый Договоре, реквизитов Рынок», депозитария In the event that the details of Limited Liability Company «NRC Stock Market» specified herein have changed, the Seller shall be deemed notified of such changes upon posting of the respective notification on the web-site nrcreg.ru. ООО «НРК настоящем указанных в Продавецсчитается изменениях с момента таких изменениях в сети уведомленным о таких размещения сообщения о Интернет на сайте nrcreg.ru. Регистрационные ОГРАНИЧЕННОЙ данные ОБЩЕСТВО С Registration Data of STREAM DIGITAL, LLC: incorporated in the Russian Federation, Registration ОТВЕТСТВЕННОСТЬЮ «СТРИМ ДИДЖИТАЛ»: компания учреждена в No. 5157746197791, 22.12.2015. date of incorporation– соответствии с законодательством Российской Федерации, регистрационный номер 5157746197791, зарегистрирована 22.12.2015. 6.3 Адрес Покупателя для корреспонденции: 6.3 The Purchaser’s address for correspondence: Вниманию: Attention: 8

Копия: Лэйтам энд Уоткинс ЛЛП Россия, Москва, 125047, ул. Гашека, 6 Дукат III, 5 этаж, офис 510 В СВИДЕТЕЛЬСТВО ЧЕГО Copy to: Latham & Watkins LLP 6 Gasheka Str., Moscow, 125047, Russia Ducat III, 5th Floor, Suite 510 IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their duly authorized representatives as of the day and year first hereinabove written. настоящий Договор был подписан уполномоченными представителями Сторон в день и год, указанные в начале Договора. От имени Продавца On behalf of the Seller Ф.И.О.: Name: От имени Покупателя On behalf of the Purchaser Ф.И.О.: Должность: Name: Position: 9